UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023 (August 2, 2023)

American Noble Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-17204	87-3574612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15612 College Blvd, Lenexa, KS 66219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 955-0532

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
—	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2023, the Company granted to Thomas J. Heckman, who serves as the Company’s Chief Executive Officer and Chief Financial Officer (the “Grantee”), outside of the Company’s existing equity compensation plans, and pursuant to a certain Stock Option Agreement, dated August 2, 2023 (the “Stock Option Agreement”), an option to purchase an aggregate of 4,000,000 shares of Common Stock at an exercise price of $0.05 per share. The Stock Option Agreement terminates on its tenth anniversary.

The Grant is scheduled to vest in equal installments at the end of each calendar quarter, beginning with the quarter ending September 30, 2023 and terminating with the quarter ending June 30, 2025, contingent upon such executive officer continued service to the Company at such points in time. In the event of a Change of Control (as such term is defined in the Stock Option Agreement), all unvested options to acquire Common Stock will immediately vest. Further, if the Grantee’s service relationship with the Company is terminated by reason of his death, normal retirement (as such term is defined in the Stock Option Agreement) or disability (as such term is defined in the Stock Option Agreement), all unvested options to acquire Common Stock will also immediately vest.

The above actions were unanimously approved by the Board of Directors.

The foregoing description of the Stock Option Agreement is not complete and is qualified in its entirety by reference to the full text of the Stock Option Agreement, the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.2	Form of Stock Option Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2023

American Noble Gas, Inc.

By:	/s/Thomas J. Heckman
Name:	Thomas J. Heckman
Title:	Chief Executive Officer and Chief Financial Officer